united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/18

Item 1. Reports to Stockholders.

Longboard Managed Futures Strategy Fund

Class A Shares (Symbol: WAVEX)

Class I Shares (Symbol: WAVIX)

Longboard Alternative Growth Fund

 (formerly, Longboard Long/Short Fund)

Class A Shares (Symbol: LONAX)

 Class I Shares (Symbol: LONGX)

Annual Report

May 31, 2018

Distributed by Northern Lights Distributors, LLC

Member FINRA

LONGBOARD

Dear Shareholders:

We are pleased to present you with the Longboard Managed Futures Strategy Fund Annual Report for the reporting period of June 1, 2017 to May 31, 2018.

Longboard strives to deliver undiluted direct access to authentic and uncorrelated trend-following strategies through our mutual funds with:

●	A transparent fee structure

●	Personalized access to our investment specialists

●	Daily liquidity

●	Standard mutual fund 1099 tax (no K1’s)

The Longboard Managed Futures Strategy Fund uses an unconstrained trend-following strategy to trade in 120 global markets. Asset classes include commodities, currencies, equities and fixed income.

The fund’s primary goal is to deliver absolute returns that are uncorrelated with traditional equity and bond portfolios. We seek these returns through a disciplined process of financial analysis that is designed to identify and participate in both long and short trends. Significant trends develop for many reasons, and trends often correspond with periods of equity and/or bond market turbulence. Our ability to participate in both long and short trends, across global markets and in multiple asset classes, offers traditional portfolios the potential for valuable diversification.

Over the twelve months ended May 31, 2018, the Longboard Managed Futures Strategy Fund, Class I returned -0.28% and Class A returned -0.47% without load. By way of comparison, the Société Générale (SG) Trend Index (an index of peer group trend-following hedge funds), produced a return of -1.95%. Bank of America Merrill Lynch 3-month U.S. T-Bill Index, the fund’s benchmark, returned 1.28% and slightly outperformed due to rising yields in the U.S.

PERFORMANCE

June 2017 – May 2018

	Longboard Managed Futures Strategy I: WAVIX	Longboard Managed Futures Strategy A: WAVEX	Morningstar Managed Futures Category	SG Trend Index	BofAML 3-month US Trsy Bill Index
17-Jun	-2.14%	-2.16%	-2.19%	-3.70%	0.08%
17-Jul	2.66%	2.69%	0.59%	1.28%	0.09%
17-Aug	1.48%	1.40%	1.18%	2.60%	0.10%
17-Sep	-0.46%	-0.46%	-1.13%	-3.05%	0.09%
17-Oct	4.03%	3.99%	3.50%	5.55%	0.09%
17-Nov	-0.62%	-0.62%	0.00%	0.59%	0.08%
17-Dec	3.72%	3.68%	1.17%	1.44%	0.11%
18-Jan	8.02%	8.04%	3.91%	5.85%	0.12%
18-Feb	-10.51%	-10.57%	-6.43%	-8.96%	0.09%
18-Mar	-2.38%	-2.42%	-0.26%	-0.26%	0.14%
18-Apr	2.17%	2.20%	0.38%	0.41%	0.13%
18-May	-4.96%	-4.94%	-1.84%	-2.77%	0.15%

Total Return	-0.28%	-0.47%	-1.51%	-1.95%	1.28%

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

LONGBOARD

The past year has been bookmarked by notable equity strength. However, the volatility spike in February has tested the resilience of equity trends and the commitment of investors to be optimistic. Throughout 2017 and in the first weeks of 2018, global equities were consistently making new highs while volatility was historically low. For many quarters, there were concerns that the valuations were unsustainable. In the first quarter of 2018, equity skeptics were validated as we abruptly experienced a correction. This sent volatility sharply higher as emotions were high.

At the halfway point of 2018, equities have rebounded since the first quarter correction. However, there has been a notable lack of volume in the recent uptrend. We believe that this is a function of renewed skepticism. Global trade wars and the impact of tariffs remain at the forefront of concerns. The market looks for further clarity on the path to interest rate normalization by global central banks. These factors are paired with green shoots of inflation and continued concerns of the potential for further economic growth. These unknowns leave the macro landscape wrought with questions regarding when and where future trends will emerge. The powerful uptrends in equities have largely driven performance over the last 12 months but we are seeing signs of a shift.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

The returns shown are presented as the component of overall fund performance attributed to the named asset class. Holdings are subject to change at any time and should not be considered investment advice.

Commodity gains came from uptrends in the energy complex, particularly in heating oil and gas oil, as well as the industrial metals, such as aluminum and copper. These gains were partially offset by losses in precious metals and grains, such as wheat and soybean meal. The energy sector continues to be driven by oversupply concerns offset by headlines regarding supply restrictions from the Middle East. During the last year, crude oil prices rallied from under $50 per barrel to over $65 per barrel. Precious metals, however, remained fairly range bound during the period with gold and silver nearly unchanged from where they were twelve months ago. The Fund has higher than average exposure to the commodity sector as falling meat, coffee and sugar prices as well as rising cotton and cocoa prices has diversified the portfolio.

Currency losses came from short positions in the US dollar against the British pound, Australian, New Zealand, and Canadian dollars. These losses offset gains made from long exposure in Euro and Polish zloty versus the U.S. dollar. Despite the U.S. Federal Reserve’s commitment to gradual interest rate normalization, the U.S. dollar was under pressure versus its major counterparts until the first quarter of 2018. At that point equities came under pressure amidst a rising volatility environment where the U.S. dollar rebounded, reversing the ongoing downtrend. On the other hand, the Euro had been strengthening amidst a rebounding economic environment in the continent yet ultimately suffered losses during the “risk off” tone in February. These moves continued into the second quarter as political uncertainties and economic tremors weighed on sentiment.

Equity gains were recorded primarily from long exposure in the U.S including Russell, Nasdaq, S&P and DJIA. These gains were partially offset by small losses in European equity index futures. The breadth and strength of global equity uptrends remained intact until the first quarter of 2018. Equities sold off sharply in February on worries that the U.S. Federal Reserve would be required to raise rates more aggressively. This validated ongoing concerns that valuations were unsustainable. These events set into motion a volatility spike that damaged market confidence and created a feedback loop of worry. In this downturn, we reduced equity exposure significantly as trends, particularly in Europe, reversed. More recently, we have seen a rebound in equity prices amidst a notable lack of volatility. Confidence in equities remains rocky, yet the portfolio is positioned long in the U.S. and Asia while we have cut European positions. Because of this, we have participated less on the upside during the recent rebound in equities and our overall exposure in equities has fallen significantly.

Moderate losses in fixed income were recorded from long exposure in European government bonds. These losses were partially offset by gains from positions in U.S. 2-year notes and Eurodollars. As anticipated, the U.S. Federal Reserve continued on the path of gradual interest rate normalization, hiking rates four times in the last year. During the year, U.S. 10-year yields rallied from approximately 2.2% to 2.8%. Immediately following the equity correction in February, yields fell in the U.S. but the uptrend resumed quickly. In May, yields made new highs and ultimately U.S 10-year yields traded above 3.1% before retracing somewhat. On the contrary, foreign yields remained stable during the period. Economic concerns and political uncertainties led to little movement from central banks outside of the U.S. The fund’s gross fixed income exposure has remained on the low side of its historical average and will likely persist until stronger trends emerge.

LONGBOARD

Conclusion

In some ways, the previous year was a continuation of the preceding twelve months. The strength of trends within the equity sector have been significant and we will have to wait to see if equities can revisit earlier highs in the near-term. However, the world feels like a different place after February. Complacency that equities would remain elevated and volatility would remain subdued abruptly came to an end. This was joined by a plethora of hysteric and nervous headlines and news reports. We believe this highlights a benefit of rules-based trend following: avoiding emotional trading pitfalls. While we look ahead for further clarity on where future trends will emerge, we recognize that often the unexpected, counterintuitive price trends across global markets provide the best trading opportunities. We believe investors will continue to benefit by maintaining a long-term, strategic allocation to this asset class going forward.

Sincerely,

Cole Wilcox
Co-Chief Investment Officer
Portfolio Manager

Eric Crittenden

Co-Chief Investment Officer

Portfolio Manager

LONGBOARD

INDEX DEFINITIONS

The indexes included are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indexes, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is not necessarily indicative of future results.

Morningstar Managed Futures Category Index: These funds typically take long and short positions in futures options, swaps and foreign exchange contracts, both listed and over-the-counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities.

SG Trend Index: A leading benchmark for tracking the performance of a pool of the largest managed futures trend-following based hedge fund managers that are open to new investment. The SG Trend Index is equal-weighted and reconstituted annually.

Bank of America Merrill Lynch 3-month U.S. T-Bill Index: An unmanaged index that measures returns of 3-month treasury bills.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Commodity: Any good exchanged during commerce, which includes goods traded on a commodity exchange, typically through the use of futures contracts.

Futures Contract: A contractual agreement, generally made on the trading floor of a futures exchange, to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

4724-NLD-6/25/2018

LONGBOARD

Dear Shareholders:

We are pleased to present you with the Longboard Alternative Growth Fund Annual Report for the reporting period June 1, 2017 to May 31, 2018.

Longboard strives to deliver undiluted direct access to uncorrelated trend-following strategies through our mutual funds with:

●	A transparent fee structure

●	Personalized access to our investment specialists

●	Daily liquidity

●	Standard mutual fund 1099 tax (no K1’s)

The Longboard Alternative Growth Fund uses an unconstrained trend-following strategy to invest in stocks within the Russell 3000 index.

The fund’s primary goal is to seek long-term capital appreciation. We seek these returns through the use of a diversified long/short equity strategy that is designed to increase exposure in low-volatility bull market conditions, and to lower exposure in high-volatility bear market conditions. Over a full market cycle, we expect the fund to generate similar long-term returns as the broader U.S. stock market and provide key diversification in market downturns.

Over the twelve months ended May 31, 2018, the Longboard Alternative Growth Fund Class I returned 11.04% and Class A gained 10.86% without load. By way of comparison, the Morningstar Long/Short category returned 6.47%. The S&P 500, the Fund’s benchmark, returned 14.38% having outperformed due to the broad scope of equity strength.

PERFORMANCE

June 2017 – May 2018

	Longboard Alternative Growth I: LONGX	Longboard Alternative Growth A: LONAX	Morningstar Long/ Short Equity Category	S&P 500 TR USD
Jun-17	-0.22%	-0.22%	0.55%	0.62%
Jul-17	1.68%	1.68%	1.13%	2.06%
Aug-17	0.99%	0.99%	0.02%	0.31%
Sep-17	2.29%	2.29%	1.39%	2.06%
Oct-17	6.29%	6.28%	0.93%	2.33%
Nov-17	3.11%	3.11%	1.68%	3.07%
Dec-17	-4.03%	-4.08%	0.84%	1.11%
Jan-18	4.41%	4.36%	3.34%	5.73%
Feb-18	-6.43%	-6.45%	-2.96%	-3.69%
Mar-18	-0.19%	-0.19%	-1.08%	-2.54%
Apr-18	-0.66%	-0.65%	-0.28%	0.38%
May-18	3.98%	3.94%	0.86%	2.41%

Total Return	11.04%	10.86%	6.47%	14.38%

LONGBOARD

The Longboard Alternative Growth Fund delivered on its performance objectives of generating equity-like returns, with a correlation of around 0.40 to the broader U.S. equity market (defined as the S&P 500).

Since central bank interventions in capital markets following the global financial crisis, we have witnessed a macro landscape where equity valuations were rising while all measures of volatility were being compressed. This is arguably what central banks needed and wanted to accomplish when implementing their historical quantitative easing programs. Over the last decade, a growing choir of skeptics have raised concerns that valuations could not remain as elevated while volatility remained as compressed indefinitely.

The second half of 2017 and beginning of 2018 was much like the previous twelve months. Stock markets around the globe continued to strengthen and frequently make new all-time highs. This strong uptrend was, again, paired with new historically low levels of volatility. Economic data had been upbeat and sentiment in markets was improving.

Against this backdrop, our portfolio was positioned offensively in line with broad-based equity strength. We were heavily weighted in the financial, technology, and industrial goods sectors. However, in early February, the equity landscape changed abruptly. Concerns that the U.S. Federal Reserve would be forced to raise interest rates faster than planned along with heightened geopolitical tensions caused equity prices to retreat across the board. In the first week of February, we saw stocks sell off approximately 10%. This rapid price fall caused volatility levels to rise in tandem.

After years of low volatility and high equity valuations, market skeptics were being vindicated. This highlights the tactical nature of our portfolio. We were pleased to have had the opportunity to participate in the upside of broad based equity moves since the inception of the fund. However, when the landscape changed, our portfolio adjusted quickly to take a more defensive stance. During the month of February and beginning of March we reduced our equity exposure significantly. We increased exposure in healthcare and consumer staples while exposure in the financial and technology sectors was reduced.

Had the equity market continued lower, we would have continued to adjust to a more defensive stance. This highlights the key benefit of the Fund: tactical equity exposure in a variety of market environments. Since March, the equity markets have returned to strengthening with positive momentum. In turn, our portfolio has continued to adjust to take a more offensive stance. The financial sector remains one of the larger allocations of risk.

Going forward, we remain committed in our rules-based approach for handling whatever opportunities, or risks, the market will provide. In the same way that few could have predicted a global bull market in equities this time last year, we would not be surprised to see more perplexing behavior from financial markets in the years ahead. Next year’s surprise could come just as easily on the upside as the downside. Whatever happens, we remain confident in the fund’s ability to balance the pursuit of future upside potential, while maintaining a disciplined tactical approach for managing downside risk.

Sincerely,

Cole Wilcox

Co-Chief Investment Officer

Portfolio Manager

Eric Crittenden

Chief Investment Officer

Portfolio Manager

LONGBOARD

INDEX DEFINITIONS

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indexes, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

Morningstar Long/Short Category Index: Long-short portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral, dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

S&P 500 Total Return Index USD: The S&P 500 is a float-weighted index of the top 500 publicly-traded U.S. companies as determined by Standard & Poor’s. The S&P 500 Total Return Index tracks both the capital gains of the S&P 500 over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. An index’s total return is a more accurate representation of the index’s realized performance for investors.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

4725-NLD-6/25/2018

Longboard Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2018

The Fund’s performance figures* for the periods ended May 31, 2018, as compared to its benchmark:

				Annualized	Annualized
		Annualized	Annualized	Since Inception** -	Since Inception*** -
	One Year	Three Year	Five Year	May 31, 2018	May 31, 2018
Longboard Managed Futures Strategy Fund - Class A	(0.47)%	(2.71)%	3.91%	N/A	3.16%
Longboard Managed Futures Strategy Fund - Class A with load	(6.20)%	(4.62)%	2.69%	N/A	1.99%
Longboard Managed Futures Strategy Fund - Class I	(0.28)%	(2.47)%	4.18%	3.53%	N/A
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	1.28%	0.62%	0.39%	0.35%	0.38%
SG Trend Index	(1.95)%	(4.20)%	1.31%	0.87%	1.41%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 3.12% for Class A and 2.87% for Class I shares per the October 1, 2017, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is June 27, 2012.

***	Inception date for Class A is March 22, 2013.

The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

The SG Trend Index is designed to track the 10 largest (by AUM) trend following CTAs and is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class +	% Net Assets
U.S Treasury	49.9%
Other, Cash & Cash Equivalents	50.1%
100.0%

+	Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Portfolio’s holdings.

Longboard Alternative Growth Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2018

The Fund’s performance figures* for the periods ended May 31, 2018, as compared to its benchmark:

			Annualized	Annualized
		Annualized	Since Inception** -	Since Inception*** -
	One Year	Three Year	May 31, 2018	May 31, 2018
Longboard Alternative Growth Fund - Class A	10.86%	N/A	N/A	8.19%
Longboard Alternative Growth Fund - Class A with load	4.45%	N/A	N/A	5.63%
Longboard Alternative Growth Fund - Class I	11.04%	8.80%	7.06%	N/A
S&P 500 Index	14.38%	10.97%	10.69%	14.26%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAVs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 2.24% for Class A and 1.99% for Class I shares per the October 1, 2017, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is March 20, 2015.

***	Inception date for Class A is December 9, 2015.

S&P 500 Index - The S&P 500 Index (S&P 500) is a domestic equity index consisting of 500 stocks representing approximately 75% of the total U.S. equity market focusing on the large-cap sector of the U.S. equities market. The index includes the 500 leading companies in leading industries of the U.S. economy. The index returns are unmanaged and do not reflect the deduction of any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class +	% Net Assets
Other, Cash & Cash Equivalents	100.0%
100.0%

+	Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Portfolio’s holdings.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
May 31, 2018

Principal ($)		Interest Rate ^	Maturity Date	Fair Value

	SHORT-TERM INVESTMENTS - 49.9%
	U.S. TREASURY BILLS - 49.9%
150,000,000	United States Treasury Bill	1.84%	8/2/2018	$149,524,667
50,000,000	United States Treasury Bill	1.87%	8/23/2018	49,786,303
	TOTAL SHORT-TERM INVESTMENTS (Cost $199,325,611)			199,310,970

	TOTAL INVESTMENTS - 49.9% (Cost $199,325,611)			$199,310,970
	OTHER ASSETS LESS LIABILITIES - 50.1% (a)			199,935,077
	NET ASSETS - 100.0%			$399,246,047

(a)	Includes unrealized gain/loss on derivative contracts.

^	Discount rate at time of purchase.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2018

				Unrealized
Open Long Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
118	3 Mo Euro (Euribor)	Dec-19	$34,457,745	$(3,419)
159	AEX Index (Amsterdam)	Jun-18	20,497,749	(360,173)
142	Brent Crude Palm Oil +	Aug-18	11,013,520	235,720
550	CAC 40 10 Euro Future	Jun-18	34,527,579	(696,953)
626	Cocoa Future ICE +	Jul-18	14,768,866	(1,049,211)
502	Cocoa Future +	Jul-18	12,319,080	(404,890)
293	Cotton NO. 2 +	Dec-18	13,425,260	841,725
146	DJIA Mini E-CBOT	Jun-18	17,824,410	(427,195)
355	Emin Russel 2000	Jun-18	29,007,050	585,750
255	Euro Buxl Future	Sep-18	52,733,730	(199,101)
1,698	Euro BOBL Future	Sep-18	261,772,791	(769,991)
723	Euro Bund Future	Sep-18	136,788,745	(528,291)
2,688	Euro Schatz	Jun-18	352,003,269	685,822
64	Frozen Concentrated OJ +	Jul-18	1,553,280	(65,955)
405	FTSE 100 Index	Jun-18	41,334,669	117,047
53	Gasoline Future +	Nov-18	1,533,241	(16,060)
175	Gasoline RBOB +	Jul-18	15,879,675	(316,596)
62	Hang Seng Index Future	Jun-18	12,052,383	(12,164)
167	H-Shares Index Futures	Jun-18	12,699,336	(61,632)
258	ICE ECX Carbon Emission +	Dec-18	4,490,348	2,142,798
287	Japan 10y Bonds	Jun-18	398,807,164	530,419
36	Kerosene Future +	Nov-18	1,108,049	978
178	LME Nickel Future +	Sep-18	16,275,252	310,656
292	LME Pri Aluminum Future +	Sep-18	16,735,250	21,900
40	LME Tin Future +	Sep-18	4,118,000	(1,600)
161	Low SU Gasoline +	Jul-18	10,976,175	(161,000)
37	Lumber Future +	Jul-18	2,430,197	195,558
225	MSCI EAFE Index Mini	Jun-18	22,353,750	(568,680)
651	MSCI Singapore IX ETF Index	Jun-18	19,056,152	(448,427)
94	Nasdaq 100 E-Mini	Jun-18	13,116,760	(200,220)
856	Nikkei 225 Mini	Jun-18	17,483,216	662,351
127	NY Harbor Future +	Jul-18	11,759,336	(55,444)
2,759	OMXS30 Index	Jun-18	48,218,537	(2,492,440)
129	S&P Midcap 400 Emini	Jun-18	25,116,300	28,380
126	S&P 500 E-Mini Future	Jun-18	17,044,650	(424,620)
505	Soybean Meal Future +	Jul-18	18,952,650	(767,600)
277	SPI 200 Index Future	Jun-18	31,522,645	386,307
110	TOPIX Index Future	Jun-18	18,225,950	334,776
157	WTI Crude Future +	Jul-18	9,677,480	(709,640)
157	WTI Crude Future +	Jul-18	9,639,800	(629,570)
	Net Unrealized Depreciation from Open Long Futures Contracts			$(4,290,685)

+	All of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2018

				Unrealized
Open Short Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
(1,809)	90Day Euro$ Future	Dec-19	$(439,383,488)	$94,387
(930)	Aust 3yr Bond Future	Jun-18	(68,869,602)	(196,248)
(556)	CAN 10yr Bond Future	Sep-18	(58,265,988)	(325,926)
(502)	Coffee Robusta +	Jul-18	(8,795,040)	(34,190)
(336)	Coffee ‘C’ Future +	Jul-18	(15,586,200)	(466,031)
(1,063)	Crude Palm Oil Future +	Aug-18	(16,218,763)	249,420
(645)	Lean Hogs +	Jul-18	(20,136,900)	(15,200)
(409)	Live Cattle +	Aug-18	(17,006,220)	33,190
(225)	Natural Gas Future +	Jul-18	(6,642,000)	(295,000)
(30)	Oat Future +	Jul-18	(367,125)	(14,675)
(426)	Platinum Future +	Jul-18	(19,385,130)	(502,490)
(449)	Rapeseed Euro +	Aug-18	(9,375,159)	(280,077)
(1,549)	Soybean Oil Future +	Jul-18	(28,922,928)	799,284
(974)	US 2 Year Note (CBT)	Sep-18	(206,716,282)	132,734
(696)	US 5 Year Note (CBT)	Sep-18	(79,267,875)	39
(742)	US 10 Year Note (CBT)	Sep-18	(89,364,625)	(243,469)
(269)	US Long Bond	Sep-18	(39,038,625)	(258,500)
(249)	TOCOM Platinum +	Feb-19	(3,671,573)	72,898
(139)	TOCOM Rubber +	Oct-18	(1,212,228)	15,486
(435)	White Sugar (ICE) +	Aug-18	(7,712,550)	(232,550)
(899)	World Sugar #11 +	Jul-18	(12,877,995)	(693,930)
	Net Unrealized Depreciation from Open Short Futures Contracts			$(2,160,848)

	Net Unrealized Depreciation from Open Futures Contracts			$(6,451,533)

+	All of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FOREIGN EXCHANGE CONTRACTS
May 31, 2018

As of May 31, 2018, Longboard Managed Futures Strategy Fund had the following open forward currency contracts:

						Unrealized
	Currency Units to					Appreciation/
Settlement Date	Receive/Deliver		In Exchange For		Counterparty	(Depreciation)
6/20/2018	86,000,000	AUD	87,439,726	CAD	Jefferies Financial Services, Inc.	$(2,367,144)
6/20/2018	50,800,000	AUD	39,865,046	USD	Jefferies Financial Services, Inc.	(1,422,377)
6/20/2018	3,100,000	AUD	2,389,201	USD	Jefferies Financial Services, Inc.	(43,290)
6/20/2018	2,400,000	BRL	653,061	USD	Jefferies Financial Services, Inc.	(9,861)
6/20/2018	70,400,000	BRL	18,917,103	USD	Jefferies Financial Services, Inc.	(49,901)
6/20/2018	69,200,000	BRL	18,379,546	USD	Jefferies Financial Services, Inc.	166,056
6/20/2018	84,826,960	CAD	86,000,000	AUD	Jefferies Financial Services, Inc.	351,768
6/20/2018	101,403,232	CAD	105,400,000	AUD	Jefferies Financial Services, Inc.	(1,542,868)
6/20/2018	49,125,000	CHF	52,343,330	USD	Jefferies Financial Services, Inc.	(2,279,887)
6/20/2018	481,233,000	CZK	23,500,000	USD	Jefferies Financial Services, Inc.	(1,711,483)
6/20/2018	76,098,455	CZK	3,700,000	USD	Jefferies Financial Services, Inc.	(254,533)
6/20/2018	18,625,000	EUR	2,438,608,500	JPY	Jefferies Financial Services, Inc.	(701,899)
6/20/2018	21,000,000	EUR	26,122,320	USD	Jefferies Financial Services, Inc.	(1,569,092)
6/20/2018	24,125,000	GBP	42,766,508	AUD	Jefferies Financial Services, Inc.	(226,697)
6/20/2018	17,750,000	GBP	2,614,575,000	JPY	Jefferies Financial Services, Inc.	(455,683)
6/20/2018	29,250,000	GBP	40,939,646	USD	Jefferies Financial Services, Inc.	(1,976,023)
6/20/2018	9,500,000	GBP	17,401,435	AUD	Jefferies Financial Services, Inc.	(513,605)
6/20/2018	1,250,000	GBP	1,762,750	USD	Jefferies Financial Services, Inc.	(97,638)
6/20/2018	5,087,500,000	JPY	48,293,702	USD	Jefferies Financial Services, Inc.	(1,398,836)
6/20/2018	800,000,000	JPY	7,587,397	USD	Jefferies Financial Services, Inc.	(213,266)
6/20/2018	2,430,171,375	JPY	18,625,000	EUR	Jefferies Financial Services, Inc.	624,129
6/20/2018	5,211,922,050	JPY	47,750,000	CHF	Jefferies Financial Services, Inc.	(620,429)
6/20/2018	2,604,927,875	JPY	17,750,000	GBP	Jefferies Financial Services, Inc.	366,758
6/20/2018	634,000,000	MXN	34,451,841	USD	Jefferies Financial Services, Inc.	(2,886,624)
6/20/2018	204,141,700	NOK	26,600,000	USD	Jefferies Financial Services, Inc.	(1,630,871)
6/20/2018	78,000,000	PLN	22,910,853	USD	Jefferies Financial Services, Inc.	(1,819,643)
6/20/2018	6,500,000	PLN	1,898,653	USD	Jefferies Financial Services, Inc.	(141,052)
6/20/2018	1,270,000,000	RUB	22,091,106	USD	Jefferies Financial Services, Inc.	(1,762,864)
6/20/2018	95,000,000	RUB	1,629,335	USD	Jefferies Financial Services, Inc.	(108,718)
6/20/2018	166,802,320	SEK	20,600,000	USD	Jefferies Financial Services, Inc.	(1,681,883)
6/20/2018	20,600,000	USD	171,161,692	SEK	Jefferies Financial Services, Inc.	1,187,459
6/20/2018	41,396,817	USD	53,900,000	AUD	Jefferies Financial Services, Inc.	608,237
6/20/2018	51,219,893	USD	49,125,000	CHF	Jefferies Financial Services, Inc.	1,156,451
6/20/2018	21,387,207	USD	1,365,000,000	RUB	Jefferies Financial Services, Inc.	(461,652)
6/20/2018	40,495,528	USD	142,000,000	BRL	Jefferies Financial Services, Inc.	2,439,524
6/20/2018	71,132,397	USD	70,250,000	CHF	Jefferies Financial Services, Inc.	(459,599)
6/20/2018	53,740,866	USD	5,887,500,000	JPY	Jefferies Financial Services, Inc.	(528,131)
6/20/2018	26,600,000	USD	214,134,336	NOK	Jefferies Financial Services, Inc.	408,645
6/20/2018	33,100,000	USD	292,373,293	SEK	Jefferies Financial Services, Inc.	(59,923)
6/20/2018	32,544,196	USD	634,000,000	MXN	Jefferies Financial Services, Inc.	978,980
6/20/2018	24,984,540	USD	21,000,000	EUR	Jefferies Financial Services, Inc.	431,312
6/20/2018	23,515,006	USD	84,500,000	PLN	Jefferies Financial Services, Inc.	666,195
6/20/2018	27,200,000	USD	589,342,400	CZK	Jefferies Financial Services, Inc.	516,674
6/20/2018	40,633,472	USD	30,500,000	GBP	Jefferies Financial Services, Inc.	4,738
6/20/2018	132,000,000	ZAR	11,000,000	USD	Jefferies Financial Services, Inc.	(606,018)
9/19/2018	18,625,580	USD	70,700,000	BRL	Jefferies Financial Services, Inc.	(161,891)
	Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts					$(19,856,455)

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
PORTFOLIO OF INVESTMENTS
May 31, 2018

TOTAL INVESTMENT - 0.0% (Cost $0)	$—
OTHER ASSETS LESS LIABILITIES - 100.0% (a)	10,829,818
NET ASSETS - 100.0%	$10,829,818

(a)	Includes unrealized appreciation on swap contract.

SWAP CONTRACTS

SWAP
Notional Value at May 31, 2018	Description	Counterparty	Fixed Rate Paid	Variable Rate Received	Maturity Date	Unrealized Appreciation
11,144,527	Longboard USD Swap	Scotiabank	N/A	1m Libor + 40 bps on Longs; 1m Libor – (35- 50bps) for General Collateral Shorts	2/26/2020	$701,904
	Total Net Unrealized Appreciation on Financial Index Swap Contract					$701,904

Additional Information — Total Return Basket Swaps

The following table represents the top 50 individual positions and related values within the total return basket swap as of May 31, 2018. ^

REFERENCE

			Net Unrealized Appreciation
ENTITY	Shares	Notional (a)	(Depreciation)
Common Stock
Banks
Macatawa Bank Corp.	3,600	$43,524	$7,092
RBB Bancorp	1,400	42,546	4,803
			11,895
Beverages
Constellation Brands, Inc.	200	44,616	1,008

Chemicals
Celanese Corp.	400	45,168	3,596
Ecolab, Inc.	300	42,783	3,186
Praxair, Inc.	300	46,878	129
RPM International, Inc.	900	44,550	(1,260)
			5,651

Commercial Services
Booz Allen Hamilton Holding Corp.	1,000	45,090	6,290

Computers
Amdocs Ltd	700	47,222	462

Diversified Financial Services
Eaton Vance Corp.	800	43,040	(1,560)
Ladder Capital Corp.	2,800	43,456	1,960
T Rowe Price Group, Inc.	400	48,568	2,908
			3,308

Electric
Public Service Enterprise Group, Inc.	800	42,384	2,144
Westar Energy, Inc.	800	45,360	4,992
			7,136

Electrical Component & Equipment
AMETEK, Inc.	600	43,818	(3,222)
Emerson Electric Co.	600	42,504	(1,614)
			(4,836)
Electronics
Amphenol Corp.	500	43,465	(2,740)
Honeywell International, Inc.	300	44,373	(2,577)
			(5,317)

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2018

			Net Unrealized Appreciation
ENTITY	Shares	Notional (a)	(Depreciation)
Entertainment
Vail Resorts, Inc.	200	$48,158	$5,750

Healthcare-Products
Baxter International, Inc.	600	42,504	1,020
Becton Dickinson and Co.	200	44,318	(688)
Hill-Rom Holdings, Inc.	500	46,000	4,060
			4,392
Insurance
American Financial Group, Inc.	400	43,952	(1,824)
Aon PLC	300	41,961	(1,029)
Infinity Property & Casualty Corp.	300	43,410	5,249
Reinsurance Group of America, Inc.	300	44,832	(2,145)
The Hartford Financial Services Group Inc	800	41,864	(1,736)
Torchmark Corp.	500	42,415	(1,385)
			(2,870)
Internet
Google	39	42,315	(2,292)

Investment Companies
American Capital Ltd	2,300	43,286	(368)

Lodging
Hyatt Hotels Corp.	600	49,038	1,902

Miscellaneous Manufacture
Hexcel Corp.	600	42,498	1,920

Pharmaceuticals
Abbott Laboratories	700	43,071	700

Pipelines
ONEOK, Inc.	700	47,712	7,483

Real Estate Investment Trusts (REITS)
Equity Commonwealth	1,500	46,665	2,265
Liberty Property Trust	1,000	44,210	4,030
MTGE Investment Corp.	2,400	47,880	4,920
Ryman Hospitality Properties, Inc.	500	41,940	6,295
Starwood Property Trust, Inc.	2,000	43,420	2,940
Sun Communities, Inc.	500	48,340	3,855
Weyerhaeuser Co.	1,200	44,796	2,004
			26,309
Savings & Loans
Hingham Institution for Savings	200	42,852	809

Software
Citrix Systems, Inc.	400	42,248	5,068

Transportation
Expeditors International of Washington, Inc.	600	44,688	4,650
Old Dominion Freight Line, Inc.	300	46,788	4,548
Ship Finance International Ltd	3,000	42,750	(2,700)
Union Pacific Corp.	300	42,828	1,191
			7,689

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2018

			Net Unrealized Appreciation
ENTITY	Shares	Notional (a)	(Depreciation)
Open Short Positions
Exchange Traded Funds
iShares Russell 2000 ETF	83,300	$13,558,741	$(614,680)
SPDR S&P 500 ETF Trust	12,600	3,413,844	73,025
SPDR S&P MidCap 400 ETF Trust	9,200	3,261,768	(56,104)
			(597,759)

^	This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

(a)	Notional value represents the market value (including any fees or commissions) of the positions when they are established.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2018

	Longboard Managed	Longboard
	Futures Strategy	Alternative Growth
	Fund *	Fund
ASSETS
Investment in securities at cost	$199,325,611	$—
Investment in securities at fair value	$199,310,970	$—
Cash	91,947,946	2,264,052
Cash Deposits with Broker	135,262,444	7,896,381
Receivable for Fund shares sold	272,475	—
Net unrealized appreciation on swap contracts	—	701,904
TOTAL ASSETS	426,793,835	10,862,337

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	19,856,455	—
Unrealized depreciation on open futures contracts	6,451,533	—
Investment advisory fees payable	1,034,928	16,939
Payable for Fund shares redeemed	194,260	15,540
Distribution (12b-1) fees payable	10,612	40
	27,547,788	32,519
NET ASSETS	$399,246,047	$10,829,818

Net Assets Consist Of:
Paid in capital	442,220,722	20,117,758
Accumulated net investment income (loss)	(31,085,687)	391,449
Accumulated net realized gain (loss) from security transactions, futures contracts, foreign currency exchange contracts and swap contracts	14,293,402	(10,381,293)
Net unrealized appreciation (depreciation) of investments, futures contracts, and foreign currency exchange contracts and swap contracts	(26,182,390)	701,904
NET ASSETS	$399,246,047	$10,829,818

Net Asset Value Per Share:
Class A Shares:
Net Assets	$46,598,694	$466,950
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,400,493	42,190
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.59	$11.07
Maximum offering price per share (maximum sales charge of 5.75%)	$11.24	$11.75

Class I Shares:
Net Assets	$352,647,353	$10,362,868
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	32,820,603	945,327
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.74	$10.96

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2018

	Longboard Managed	Longboard
	Futures Strategy	Alternative Growth
	Fund *	Fund
INVESTMENT INCOME
Interest	$1,648,841	$—
TOTAL INVESTMENT INCOME	1,648,841	—

EXPENSES
Investment advisory fees	13,084,422	280,078
Distribution (12b-1) fees: Class A	165,718	1,330
TOTAL EXPENSES	13,250,140	281,408

NET INVESTMENT LOSS	(11,601,299)	(281,408)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Future contracts	54,379,859	(2,782,509)
Foreign currency exchange contracts	(23,007,281)	—
Swap Contracts	—	3,637,475
	31,372,578	854,966
Net change in unrealized appreciation (depreciation) on:
Future contracts	(17,918,521)	100,988
Foreign currency exchange contracts	(2,471,464)	—
Translation of foreign currencies	(1,044,318)	—
Swap Contracts	—	735,989
Investments	(14,641)	—
	(21,448,944)	836,977
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,923,634	1,691,943

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,677,665)	$1,410,535

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
FROM OPERATIONS
Net investment loss	$(11,601,299)	$(15,020,702)
Net realized gain from investments, futures contracts, and foreign currency exchange contracts	31,372,578	45,761,339
Net change in unrealized appreciation (depreciation) of investments, futures contracts, foreign currency exchange contracts and translation of assets and liabilities in foreign currencies	(21,448,944)	4,917,802
Net increase (decrease) in net assets resulting from operations	(1,677,665)	35,658,439

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	11,034,877	26,430,795
Class I	144,731,842	157,797,991
Payments for shares redeemed
Class A	(38,602,829)	(42,353,679)
Class I	(193,727,816)	(243,876,188)
Net decrease in net assets from shares of beneficial interest	(76,563,926)	(102,001,081)

TOTAL DECREASE IN NET ASSETS	(78,241,591)	(66,342,642)

NET ASSETS
Beginning of Year	477,487,638	543,830,280
End of Year *	$399,246,047	$477,487,638

* Includes accumulated net investment loss:	$(31,085,687)	$(3,944,825)

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
SHARE ACTIVITY
CLASS A:
Shares Sold	992,627	2,523,997
Shares Redeemed	(3,421,581)	(4,042,563)
Net decrease in shares of beneficial interest outstanding	(2,428,954)	(1,518,566)

CLASS I:
Shares Sold	12,517,932	14,714,536
Shares Redeemed	(17,293,655)	(22,989,215)
Net decrease in shares of beneficial interest outstanding	(4,775,723)	(8,274,679)

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
FROM OPERATIONS
Net investment loss	$(281,408)	$(447,998)
Net realized gain from swap contracts and future contracts	854,966	1,246,479
Net change in unrealized appreciation of swap and futures contracts	836,977	1,657,145
Net increase in net assets resulting from operations	1,410,535	2,455,626

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(380,082)	(130,680)
Class I	(7,541,333)	(2,346,995)
Net decrease in net assets from distributions to shareholders	(7,921,415)	(2,477,675)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	445,646	96,618
Class I	4,547,696	3,479,808
Net asset value of shares issued in reinvestment of distributions
Class A	380,082	130,680
Class I	7,054,964	1,944,538
Payments for shares redeemed:
Class A	(641,427)	(214,863)
Class I	(7,196,036)	(10,077,520)
Net increase (decrease) in net assets from shares of beneficial interest	4,590,925	(4,640,739)

TOTAL DECREASE IN NET ASSETS	(1,919,955)	(4,662,788)

NET ASSETS
Beginning of Year	12,749,773	17,412,561
End of Year *	$10,829,818	$12,749,773

* Includes accumulated net investment income:	$391,449	$5,764,363

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	May 31, 2018 (a)	May 31, 2017 (a)
SHARE ACTIVITY
CLASS A:
Shares sold	31,043	43,564
Shares reinvested	33,814	66,336
Shares redeemed	(39,447)	(102,212)
Net increase in shares of beneficial interest outstanding	25,410	7,688

SHARE ACTIVITY - CLASS I
CLASS I:
Shares sold	359,874	1,584,296
Shares reinvested	634,439	990,848
Shares redeemed	(388,365)	(4,283,352)
Net increase (decrease) in shares of beneficial interest outstanding	605,948	(1,708,208)

(a)	Effective February 23, 2018, the Fund had a one-for-four reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-for-four stock split.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014
Net asset value, beginning of year	$10.64	$9.95	$12.90	$10.07	$10.00
Activity from investment operations:
Net investment loss (1)	(0.31)	(0.33)	(0.36)	(0.36)	(0.31)
Net realized and unrealized gain (loss) on investments	0.26	1.02	(1.24)	3.35	0.43
Total from investment operations	(0.05)	0.69	(1.60)	2.99	0.12
Less distributions from:
Net investment income	—	—	(0.75)	—	—
Net realized gains	—	—	(0.60)	(0.16)	(0.05)
Total distributions	—	—	(1.35)	(0.16)	(0.05)
Paid in capital from redemption fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$10.59	$10.64	$9.95	$12.90	$10.07
Total return (3)	(0.47)%	6.93%	(13.40)%	29.97%	1.24%
Net assets, at end of year (000s)	$46,599	$72,657	$83,067	$24,497	$11,500
Ratio of total expenses to average net assets	3.12%	3.12%	3.12%	3.24%	3.24%
Ratio of net investment loss to average net assets	(2.78)%	(3.12)%	(3.12)%	(3.15)%	(3.14)%
Portfolio turnover rate (4)	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amounts represents less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class I	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014
Net asset value, beginning of year	$10.77	$10.04	$12.98	$10.11	$10.01
Activity from investment operations:
Net investment loss (1)	(0.28)	(0.31)	(0.33)	(0.34)	(0.28)
Net realized and unrealized gain (loss) on investments	0.25	1.04	(1.25)	3.37	0.43
Total from investment operations	(0.03)	0.73	(1.58)	3.03	0.15
Less distributions from:
Net investment income	—	—	(0.76)	—	—
Net realized gains	—	—	(0.60)	(0.16)	(0.05)
Total distributions	—	—	(1.36)	(0.16)	(0.05)
Paid in capital from redemption fees	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$10.74	$10.77	$10.04	$12.98	$10.11
Total return (3)	(0.28)%	7.27%	(13.18)%	30.25%	1.54%
Net assets, at end of year (000s)	$352,647	$404,830	$460,764	$251,524	$79,750
Ratio of total expenses to average net assets	2.88%	2.87%	2.87%	2.99%	2.99%
Ratio of net investment loss to average net assets	(2.52)%	(2.87)%	(2.87)%	(2.90)%	(2.84)%
Portfolio turnover rate (4)	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amounts represents less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
Class A	May 31, 2018 (6)	May 31, 2017 (6)	May 31, 2016 (1)(6)
Net asset value, beginning of period	$35.84	$37.76	$40.60
Activity from investment operations:
Net investment loss (2)	(0.48)	(1.32)	(0.60)
Net realized and unrealized gain (loss) on investments	4.83	7.00	(2.24)
Total from investment operations	4.35	5.68	(2.84)
Less distributions from:
Net investment income	(29.12)	(7.60)	—
Total distributions	(29.12)	(7.60)	—
Net asset value, end of period	$11.07	$35.84	$37.76
Total return (3)	10.86%	17.22%	(7.00	)% (5)
Net assets, at end of period (000s)	$467	$602	$615
Ratio of total expenses to average net assets	2.60%	3.58%	3.24	% (4)
Ratio of net investment loss to average net assets (7)	(2.60)%	(3.58)%	(3.24	)% (4)
Portfolio turnover rate	0%	0%	0	% (5)

(1)	The Longboard Alternative Growth Fund Class A shares commenced operations December 9, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Not annualized.

(6)	Effective February 23, 2018, the Fund had a one-for-four reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-for-four stock split.

(7)	Expense ratios do not include certain expenses of the swap in which the fund invests.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
Class I	May 31, 2018 (8)	May 31, 2017 (8)	May 31, 2016 (8)	May 31, 2015 (1)(8)
Net asset value, beginning of period	$35.80	$37.64	$38.68	$40.00
Activity from investment operations:
Net investment loss (2)	(0.44)	(1.21)	(1.16)	(0.24)
Net realized and unrealized gain (loss) on investments	4.80	7.07	0.32	(1.08)
Total from investment operations	4.36	5.86	(0.84)	(1.32)
Less distributions from:
Net investment income	(29.20)	(7.70)	(0.20)	—
Total distributions	(29.20)	(7.70)	(0.20)	—
Paid in capital from redemption fees	—	—	0.00 (7)	0.00	(7)
Net asset value, end of period	$10.96	$35.80	$37.64	$38.68	(6)
Total return (3)	11.04%	17.82%	(1.66)%	(3.30	)% (5)
Net assets, at end of period (000s)	$10,363	$12,148	$16,797	$10,488
Ratio of total expenses to average net assets (9)	2.36%	3.33%	2.99%	2.99	% (4)
Ratio of net investment loss to average net assets	(2.36)%	(3.33)%	(2.99)%	(2.97	)% (4)
Portfolio turnover rate	0%	0%	0%	0	% (5)

(1)	The Longboard Alternative Growth Fund Class I shares commenced operations March 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Not annualized.

(6)	The NAV and offering price shown above differs from the traded NAV on May 29, 2015 due to financial statement rounding and/or financial statement adjustments.

(7)	Amounts represents less than $0.005 per share.

(8)	Effective February 23, 2018, the Fund had a one-for-four reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-for-four stock split.

(9)	Expense ratios do not include certain expenses of the swap in which the fund invests.

See accompanying notes to consolidated financial statements.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2018

1.	ORGANIZATION

The Longboard Managed Futures Strategy Fund (“LMFSF”) and Longboard Alternative Growth Fund (“LAGF”), (known as Longboard Long/Short Fund, prior to October 1, 2017) (each a “Fund” and collectively “the Funds”) are a diversified and a non-diversified series, respectively, of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. LMFSF’s investment objective is to seek positive absolute returns. LAGF’s investment objective is to seek long-term capital appreciation. LMFSF Fund commenced operations on June 27, 2012 and LAGF commenced operations on March 20, 2015.

The Funds currently offer Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. LAGF launched Class A shares on December 9, 2015. Class I shares are offered at net asset value without an initial sales charge. Each class represents an interest in the same assets of each respective Fund and classes in each Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares in each respective Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward currency contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, including commercial paper investments, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign currency contracts are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency contracts in the Consolidated Statements of Operations.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Futures Contracts – The Funds that trade futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The notional value of the derivative instruments outstanding as of May 31, 2018 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Swap Agreements – The Funds that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of May 31, 2018 for each Funds’ assets and liabilities measured at fair value on a recurring basis:

Longboard Managed Futures Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$199,310,970	$—	$199,310,970
Total	$—	$199,310,970	$—	$199,310,970

Liabilities *	Level 1	Level 2	Level 3	Total
Forward Currency Contracts	$—	$19,856,455	$—	$19,856,455
Open Future Contracts	6,451,533	—		6,451,533
Total	$6,451,533	$19,856,455	$—	$26,307,988

Longboard Alternative Growth Fund

Assets *	Level 1	Level 2	Level 3	Total
Swap Contract	$—	$701,904	$—	$701,904
Total	$—	$701,904	$—	$701,904

There were no transfers into or out of Level 1, Level 2 and Level 3 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The Funds did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Offsetting of Financial Assets and Derivative Assets

The following tables present LMFSF and LAGF derivatives available for offset under a master netting arrangement net of collateral pledged as of May 31, 2018.

LMFSF

				Gross Amounts Not Offset in the
				Consolidated Statements of Assets
Liabilities:				& Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts	Consolidated	in the Consolidated
	of Recognized	Statements of Assets	Statements of Assets	Financial	Cash Collateral
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged		Net Amount
Future Contracts	$(14,929,158)	$8,477,625	$(6,451,533)	$—	$6,451,533	(1)	$—
Forward Foreign Currency Contracts	(37,117,388)	$17,260,933	(19,856,455)	—	19,856,455	(1)	—
Total	$(52,046,546)	$25,738,558	(26,307,988)	$—	26,307,988		$—

(1)	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Consolidated Statements of Assets and Liabilities as Cash Deposits with Broker.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

LAGF

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statements of Assets	the Statements of	Financial	Cash Collateral
	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged		Net Amount

Swaps Contracts	$701,904		$701,904	$—	$701,904	(1)	$—
Total	$701,904	$—	$701,904	$—	$701,904		$—

(1)	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Statements of Assets and Liabilities as Cash Deposits with Broker.

Consolidation of Subsidiary – Longboard Fund Limited (LFL) – The Consolidated Financial Statements of LMFSF include the accounts of LFL, which is a wholly-owned and controlled foreign subsidiary. LMFSF consolidates the results of subsidiaries in which LMFSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, LMFSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as LMFSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

LMFSF may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the LMFSF’s investment objectives and policies.

A summary of the LMFSF’s investments in the LFL is as follows:

	Inception Date of	LFL Total Assets at	% of Total Assets at
	LFL	May 31, 2018	May 31, 2018
LFL	8/15/2012	$92,132,950	23.08%

For tax purposes, LFL is an exempted Cayman investment company. LFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Foreign Corporation, LFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the LMFSF’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Please refer to each Fund’s prospectus for a full listing of risks associated with these investments.

Impact of Derivatives on the Consolidated Statements of Assets and Liabilities:

The following is a summary of the location of derivative investments on LMFSF’s and LAGF’s Consolidated Statements of Assets and Liabilities as of May 31, 2018:

LMFSF

	Asset Derivatives		Liability Derivatives
Contract Type/
	Consolidated Statements of		Consolidated Statements of
Primary Risk Exposure	Assets and Liabilities Location	Fair Value	Assets and Liabilities Location	Fair Value
Equity Contracts:	Net Unrealized Appreciation on open futures contracts	$2,114,611	Net Unrealized Depreciation on open futures contracts	$(5,692,504)

Commodity contracts:	Net Unrealized Appreciation on open future contracts	4,919,613	Net Unrealized Depreciation on open futures contracts	(6,711,709)

Interest rate contracts:	Net Unrealized Appreciation from open future contracts	1,443,401	Net Unrealized Depreciation from open futures contracts	(2,524,945)

Foreign exchange contracts:	Net Unrealized Depreciation on forward foreign currency exchange contracts	17,260,933	Net Unrealized Depreciation on forward foreign currency exchange contracts	(37,117,388)

		$25,738,558		$(52,046,546)

LAGF

	Asset Derivatives		Liability Derivatives
Contract Type/
	Statements of Assets and Liabilities		Statements of Assets and Liabilities
Primary Risk Exposure	Location	Fair Value	Location	Fair Value
Equity Swap Contracts:	Net Unrealized appreciation on swap contracts	$701,904	Net Unrealized appreciation on swap contracts	$—
		$701,904		$—

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Impact of Derivatives on the Consolidated Statements of Operations:

The following is a summary of the location of derivative investments on each Fund’s Consolidated Statements of Operations for the year ended May 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from foreign currency exchange transactions
Net realized gain (loss) from futures contracts
Net realized gain (loss) from swap contracts
Net change in unrealized appreciation/depreciation from futures contracts
Net change in unrealized appreciation/depreciation from foreign currency exchange transactions
Net change in unrealized appreciation/depreciation from swap contracts

The following is a summary of each Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure serve as indicators of the volume of derivative activity for each Fund for the year ended May 31, 2018:

LMFSF

Realized gain/(loss) on derivatives recognized in the Consolidated Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2018
Futures Contracts	$7,602,751	$—	$48,760,246	$(1,983,138)	$54,379,859
Foreign Currency Exchange Contracts	—	(23,007,281)	—	—	(23,007,281)
Total	$7,602,751	$(23,007,281)	$48,760,246	$(1,983,138)	$31,372,578

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2018
Futures Contracts	$(2,755,359)	$—	$(16,352,617)	$1,189,454	$(17,918,522)
Foreign Currency Transactions	—	(3,515,782)	—	—	(3,515,782)
Total	$(2,755,359)	$(3,515,782)	$(16,352,617)	$1,189,454	$(21,434,304)

LAGF

Realized gain/(loss) on derivatives recognized in the Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2018
Futures Contracts	$—	$—	$(2,782,509)	$—	$(2,782,509)
Swap Contracts	—	—	3,637,475	—	3,637,475
Total	$—	$—	$854,966	$—	$854,966

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2018
Futures Contracts	$—	$—	$100,988	$—	$100,988
Swap Contracts	—	—	735,989	—	735,989
Total	$—	$—	$836,977	$—	$836,977

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2016 for the Longboard Managed Futures Strategy Fund, open tax years 2016-2017 for both Funds or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities, foreign currencies, and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, for both LMFSF and LAGF. All investments held by the Fund throughout the year had maturities or settlement dates of less than one year from the time they were acquired and are considered short term investments.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Longboard Asset Management, LP (the “Funds’ Manager”) serves as the Funds’ Investment Adviser (the “Adviser”).

Pursuant to the Advisory Agreement, LMFSF pays the Adviser a unitary management fee (the Investment Advisory fee) for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets up to $250 million and 2.75% on assets between $250 million and $450 million and 1.99% on assets greater than $450 million, effective May 15, 2018. Prior to that, LMFSF paid the Adviser a unitary management fee for the services and facilities it provides at the annual rate of 2.99% of the Funds’ average daily net assets up to $250 million and 2.75% on assets greater than $250 million. Pursuant to the Advisory Agreement, as amended October 1, 2017, LAGF pays the Adviser a unitary management fee for the services and facilities it provides at the annual rate of 1.99% of the Fund’s average daily net assets. Prior to October 1, 2017 the LAGF paid the Adviser a unitary management fee for the services and facilities it provided at the annual rate of 2.99% of the Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. During the year ended May 31, 2018, LMFSF incurred $13,084,422 in advisory fees and LAGF incurred $280,078 in advisory fees.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for the Fund.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended May 31, 2018, LMFSF paid $165,718 in 12b-1 fees and LAGF paid $1,330 in 12b-1 fees.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class I shares. On the sales of LMFSF Class A shares, for the year ended May 31, 2018, the Distributor received $4,618 in underwriting commissions, of which $447 was retained by the principal underwriter or other affiliated broker-dealers. On the sales of LAGF Class A shares, for the year ended May 31, 2018, the Distributor received $12,035 in underwriting commissions, of which $1,381 was retained by the principal underwriter or other affiliated broker-dealers. These are not expenses to each Fund, rather, a charge to share sale proceeds.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser. The Adviser has employed Gemini Hedge Fund Services, LLC (“GHFS”), an affiliate of GFS and the Distributor, to provide administration services. Pursuant to a separate servicing agreement with the GHFS and the Adviser, GHFS receives customary fees from the Advisor.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates presumption of the control of the Funds, under section 2(a)9 of the Act. As of May 31, 2018, Charles Schwab & Co. held 28.28% and 64.06% of the voting securities of LMFSF and LAGF, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co. are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended May 31, 2018 and May 31, 2017 was as follows:

For the year ended May 31, 2018:

	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Longboard Managed Futures Strategy Fund	$—	$—	$—	$—
Longboard Alternative Growth Fund	7,921,415	—	—	7,921,415

For the year ended May 31, 2017:

	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Longboard Managed Futures Strategy Fund	$—	$—	$—	$—
Longboard Alternative Growth Fund	2,477,675	—	—	2,477,675

As of May 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Longboard Managed Futures Strategy Fund	$—	$116,816	$(27,988,201)	$—	$(12,201,786)	$(2,901,504)	$(42,974,675)
Longboard Alternative Growth Fund	391,449	—	(1,090,550)	(9,290,743)	—	701,904	(9,287,940)

The difference between book basis and tax basis accumulated net investment income (loss), unrealized appreciation (depreciation) and accumulated net realized gain (loss) from investments is primarily attributable to mark-to-market on open 1256 futures contracts, swap contracts and foreign currency contracts, and tax adjustments for a wholly owned subsidiary.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains of $140,239 for the Longboard Managed Futures Strategy Fund.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Late Year
Portfolio	Losses
Longboard Managed Futures Strategy Fund	$27,988,201
Longboard Alternative Growth Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Longboard Managed Futures Strategy Fund	$—
Longboard Alternative Growth Fund	1,090,550

At May 31, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Longboard Managed Futures Strategy Fund	$—	$—	$—	$33,245,607
Longboard Alternative Growth Fund	3,716,298	5,574,445	9,290,743	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of realized gains from foreign currency transactions, net operating losses and short-term capital gains, and tax adjustments for equalization debits and swap contacts, resulted in reclassification for the tax year ended May 31, 2018 for the Funds as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
Portfolio	Capital	Income (Loss)	Gains (Loss)
Longboard Managed Futures Strategy Fund	$(2,380,350)	$(15,539,563)	$17,919,913
Longboard Alternative Growth Fund	1,358,554	2,829,909	(4,188,463)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Longboard Managed Futures Strategy Fund	$178,210,422	$39,138,613	$(44,346,053)	$(5,207,440)
Longboard Alternative Growth Fund	—	701,904	—	701,904

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2018

8.	ADDITIONAL INFORMATION

At the January 23-24, 2018 meeting the Board of Trustees of Northern Light Fund Trust II (the “Trust”) approved a one-for-four reverse share split of the issued and outstanding shares of LAGF.

On February 23, 2018, shares of LAGF were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value per share. The reverse stock split had no impact on the net assets of the Fund or the value of a shareholder’s investment in the Fund. A summary of the reverse stock split is as follows:

			Net Asset	Net Asset
			Value Per Share	Value Per Share	Shares Outstanding	Shares Outstanding
Fund	Effective Date	Rate	Before Split	After Split	Before Split	After Split
Longboard Alternative Growth Fund - Class A	2/23/2018	1:4	$2.71	$10.92	191,930	47,710
Longboard Alternative Growth Fund - Class I	2/23/2018	1:4	$2.68	$10.81	3,844,099	960,916

At the April 24-25, 2018 Board meeting, the Board approved changing LMFSF’s primary benchmark to the Bank of America-Merrill Lynch 3 Mo. US Treasury Index with the SG Trend Index as a secondary supplemental index.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Longboard Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Longboard Managed Futures Strategy Fund (the Fund), a separate series of Northern Lights Fund Trust II, as of May 31, 2018, and the related consolidated statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to one or more of the Longboard Funds since 2013.

Denver, Colorado

July 30, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Longboard Alternative Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Longboard Alternative Growth Fund (formerly, Longboard Long/Short Fund) (the Fund), a separate series of Northern Lights Fund Trust II, as of May 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from March 20, 2015 (commencement of operations) through May 31, 2015 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from March 20, 2015 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of May 31, 2018, by correspondence with the custodians and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to one or more of the Longboard Funds since 2013.

Denver, Colorado

July 30, 2018

The Longboard Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2018

As a shareholder of the Longboard Funds, you incur the ongoing costs of Investment advisory fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 through May 31, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period *	During Period **
Actual	12/1/17	5/31/2018	12/1/17-5/31/2018	12/1/17-5/31/2018
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$949.80	$15.19	3.12%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	950.40	14.03	2.88%
Longboard Alternative Growth Fund - Class A	1,000.00	965.30	10.96	2.24%
Longboard Alternative Growth Fund - Class I	1,000.00	966.70	9.76	1.99%

Hypothetical (5% return before Expenses)
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$1,009.35	$15.65	3.12%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	1,010.55	14.46	2.88%
Longboard Alternative Growth Fund - Class A	1,000.00	1,013.77	11.23	2.24%
Longboard Alternative Growth Fund - Class I	1,000.00	1,015.01	10.00	1.99%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2018

FACTORS CONSIDERED BY THE TRUSTEES IN THE APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 24-25, 2018, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of a New Investment Advisory Agreement between the Trust, on behalf of the Longboard Managed Futures Strategy Fund (“Longboard Managed Futures”), the Longboard Alternative Growth Fund (“Longboard Alternative Growth”, together with Longboard Managed Futures, the “Longboard Funds”) and Longboard Asset Management, LP (“Longboard”), (the “New Longboard Advisory Agreement”).

Based on their evaluation of the information provided by Longboard, in conjunction with the Longboard Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the New Longboard Advisory Agreement with respect to the Longboard Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the approval of the New Longboard Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the New Longboard Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the New Longboard Advisory Agreement and comparative information relating to the advisory fee and other expenses of each Longboard Fund. The materials also included due diligence materials relating to Longboard (including due diligence questionnaires completed by Longboard, select financial information of Longboard, bibliographic information regarding Longboard’s key management and investment advisory personnel, and comparative fee information relating to each Longboard Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the New Longboard Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Longboard Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Longboard Advisory Agreement. In considering the approval of the New Longboard Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by Longboard to the Longboard Funds, the Board first discussed the Transaction and its effect on

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2018

Longboard. The Board also noted that it had just reviewed Longboard and renewed the Existing Longboard Advisory Agreement at its last meeting in January 2018 and noted Longboard’s representation that the only significant change between now and that approval was the impending departure of Mr. Crittenden, assuming completion of the Transaction. The Board then reviewed materials provided by Longboard related to the Transaction as well as the New Longboard Advisory Agreement with the Trust. The Board also reviewed other materials provided by Longboard, updated as necessary from its prior meeting in January where it renewed the Existing Longboard Advisory Agreement, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that would perform services for the Longboard Funds, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of Longboard’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Longboard’s specific responsibilities in all aspects of the day-to-day management of the Longboard Funds. The Board noted that other than Eric Crittenden, none of Longboard’s personnel would change, and that the investment process and day-to-day operations of the Longboard Funds would remain unchanged. The Board was advised by the Trust’s CCO that Longboard had adequate compliance policies and procedures which, in his opinion, were reasonably designed to protect Longboard and the Longboard Funds from violations of the federal securities laws. Additionally, the Board received satisfactory responses from representatives of Longboard with respect to a series of important questions, including whether Longboard was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Longboard Funds; and whether Longboard has procedures in place to adequately allocate trades among its respective clients. The Board considered that, under the terms of the New Longboard Advisory Agreement, Longboard, subject to the supervision of the Board, would continue to provide the Longboard Funds with investment advice and supervision and would continuously furnish an investment program for the Longboard Funds consistent with the investment objectives and policies of the Longboard Funds. The Board reviewed the descriptions provided by Longboard of its practices for monitoring compliance with the Longboard Funds’ investment limitations, noting that Longboard’s CCO will continually review the portfolio managers’ performance of their duties with respect to the Longboard Funds to ensure compliance under Longboard’s compliance program. The Board then reviewed the capitalization of Longboard based on financial information and other materials provided by Longboard and discussed such materials with Longboard. The Board concluded that Longboard was sufficiently well-capitalized in order for Longboard to meet its obligations to the Longboard Funds. The Board also concluded that Longboard had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the New Longboard Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Longboard after the Transaction were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Longboard Funds under the Existing Longboard Advisory Agreement and did not expect them to change under the New Longboard Advisory Agreement.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of each of the Longboard Funds as compared to its peer group, Morningstar category

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2018

and benchmark for the one year, three year and since inception periods ended December 31, 2017. The Board noted that the Longboard Managed Futures Fund was among the top performing managed futures funds outperforming its peer group, benchmark and Morningstar category for the one year, three year, five year and since inception periods. The Board also noted that Longboard did not intend to make adjustments to the strategy or investment process and that the Adviser will continue to adhere to its trend following model. After further discussion, the Board concluded that overall, the Longboard Managed Futures Fund’s past performance was satisfactory and in-line with its investment objective.

The Board also discussed the reports prepared by Broadridge and reviewed the performance of the Longboard Alternative Growth Fund as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended December 31, 2017, noting that the Longboard Alternative Growth Fund underperformed its benchmark, the S&P 500 Total Return Index (the “S&P 500”), yet handily outperformed its peer group and Morningstar category medians for the one year and since inception periods. The Board recapped earlier discussions with Longboard noting that the Longboard Alternative Growth Fund was taking on a higher amount of risk than its peers in exchange for a greater return. The Board further noted that Longboard did not intend to make adjustments to the strategy or investment process and that Longboard will continue to adhere to its trend following model. After further discussion, the Board concluded that overall, the Longboard Alternative Growth Fund’s past performance was satisfactory and in-line with its investment objective.

Fees and Expenses. As to the costs of the services to be provided by Longboard, the Board reviewed and discussed each of the Longboard Funds’ unitary fee and overall expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board reviewed the contractual arrangements for each of the Longboard Funds, noting that the New Longboard Advisory Agreement, like the Existing Longboard Advisory Agreement, has a unitary fee out of which Longboard pays substantially all expenses of each of the Longboard Funds, including transfer agency, custody, fund administration, legal, audit and other services, but not interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each of the Longboard Funds’ business. The Board also noted that the New Longboard Advisory Agreement, like the Existing Longboard Advisory Agreement, provides for a breakpoint for the Longboard Managed Futures Fund unitary fee so that the fee decreases to 2.75% on asset levels above $250 million and the Board noted that the Longboard Managed Futures Fund had reached the breakpoint. The Board also noted that Longboard was proposing an additional breakpoint, to be effective May 15, 2018, on assets above $450 million of 1.99%, applicable to both the Existing Longboard Advisory Agreement and New Longboard Advisory Agreement. With respect to the Longboard Alternative Growth Fund, the Board noted that, effective October 1, 2017, Longboard had lowered its unitary fee from 2.99% to 1.99%. Because of the unitary fee structure of each of the Longboard Funds, the Board noted the difficulty when looking for comparable funds. In addition to the Board’s evaluation of the advisory fee, the Board also looked at the all in cost of managing the investment strategy for each of the Longboard Funds and found that total operating expenses, exclusive of certain fees, were capped at 2.99% for the Longboard Managed Futures Fund and 1.99% for the Longboard Alternative Growth Fund as compared to many of their peers which

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2018

carried significantly higher total operating expenses. The Board concluded that based on Longboard’s experience and expertise as well as the services provided to each of the Longboard Funds, the unitary advisory fees charged by Longboard were not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Longboard with respect to the Longboard Funds based on profitability reports and analyses reviewed by the Board, the selected financial information of Longboard provided by Longboard and Longboard’s representation that it did not expect any material changes to the firm’s profitability post-Transaction. After review and discussion, the Board concluded that based on the services provided or paid for by Longboard, the current assets of each Fund and the built in breakpoints, profits from Longboard’s relationship with the each of the Longboard Funds were not excessive.

Economies of Scale. As to the extent to which each of the Longboard Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Longboard Managed Futures Fund and noted that they had already approved a breakpoint reduction in fees for assets above $250 million and that Longboard was now proposing an additional breakpoint, effective, May 15, 2018, on assets greater than $450 million. The Board noted that shareholders were already getting the benefit of the first breakpoint but that total Fund assets for Longboard Managed Futures were slightly below the threshold for the proposed second breakpoint. The Board also discussed the current size of the Longboard Alternative Growth, along with Longboard’s expectations for growth, and concluded that any further material economies of scale would not be achieved in the near term.

Board Consideration of Section 15(f) of the 1940 Act. In connection with its approval of the Proxy Statement, the Board also determined that the conditions of Section 15(f) of the 1940 Act were applicable to the Transaction. The Board reviewed the conditions of Section 15(f) and determined that the following conditions would be complied with after the Transaction is approved by shareholders: first, for a period of three years after closing of the Transaction, at least 75% of the Board members of the Trust cannot be an “interested person” (as defined in the 1940 Act) of Longboard; and, second, an “unfair burden” must not be imposed upon the Longboard Funds or its shareholders as a result of the Transaction or any express or implied terms, conditions or understandings applicable thereto. The Board considered that, consistent with the first condition of Section 15(f), the Board was not aware of any plans to alter the structure of the Board following the Transaction. Further, the Board committed to ensuring that at least 75% of the Trustees would not be an “interested person” for a period of three years after the Transaction. With respect to the second condition, the Board considered that the New Longboard Advisory Agreement and Existing Longboard Advisory Agreement are identical in all respects except for the date of execution, effectiveness and term and that the portfolio managers and service providers for the Longboard Funds will all remain the same. Additionally, the Board noted that Longboard has agreed to bear all of the costs associated with the Transaction and, therefore, shareholders of the Longboard Funds would not bear any such costs. Finally, the Board noted that Longboard did not and would not receive any fees from the Longboard Funds except for advisory services. Accordingly the Board concluded that the Transaction does not impose an unfair burden on the Longboard Funds or their shareholders.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2018

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Longboard Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Longboard as the Trustees believed to be reasonably necessary to evaluate the terms of the New Longboard Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the New Longboard Advisory Agreement, (a) the terms of the New Longboard Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the New Longboard Advisory Agreement is in the best interests of each Longboard Fund and its shareholders. In considering the approval of the New Longboard Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the New Longboard Advisory Agreement was in the best interest of each Longboard Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Longboard Advisory Agreement.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2018

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services).	2	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	2	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	2	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	2	Board Member, Orizon Investment Counsel (financial services company) (from 2001 through 2017)

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2018

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (since 2018); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014) and Secretary (from 2003 to 2018), Manager (from 2005 to 2018), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	2	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Funds’ Distributor), Northern Lights Compliance Services, LLC (the Funds’ Compliance provider) and Blu Giant, LLC (the Funds’ Edgar and printing service provider).

***	As of May 31, 2018 the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Longboard Managed Futures Strategy Fund and the Longboard Alternative Growth Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Privacy Policy

Rev. July 2018

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    NorthStar EYBA, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7540 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7540.

INVESTMENT ADVISOR
Longboard Asset Management, LP
2355 E Camelback Road, Suite 750
Phoenix, Arizona 85016

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $ 40,500

2017 - $ 39,500

(b)	Audit-Related Fees

2018 - None

2017 - None

(c)	Tax Fees

2018 – $ 7,500

2017 – $ 7,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $ 7,500

2017 - $ 7,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 08/08/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 08/08/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 08/08/18